AGREEMENT

          This AGREEMENT (the "Agreement") is made as of the 24th day of August, 2011, by and between:

Jacky Shenker, a businessman having an address for notice and delivery located at 41 Chone Hamaagal Street, Elad, 40800, Israel.
(referred to as "Shenker")

And

Rachel Feldstein, a businesswoman having an address for notice and delivery located at Pinhas Kahati 14, Jerusalem, Israel
(referred to as "Feldstein").

(Shenker and Feldstein each being hereinafter singularly referred to as a "Seller" and collectively referred to as the "Sellers" as the context so requires)

And

Xu Fei, a businessman having an address for notice and delivery located at No. 6 Houjiayu, Wangzuoxiang, Beijing, China
(the "Purchaser").

R E C I T A L S:

          FIRST, Sellers are the owners of an aggregate of 3,000,000 shares (the "Shares") of common stock of Advanced Ventures Corp., a Delaware corporation ("Advanced Ventures", or the "Company") in the following manner:

Jacky Shenker Rachel Feldstein	1,500,000 shares 1,500,000 shares

          SECOND, Sellers desire to sell the Shares to the Purchaser on the terms and conditions provided for in this Agreement.

          THIRD, Purchaser desires to purchase the Shares from the Sellers on the terms and conditions provided for in this Agreement.

          NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

I. PURCHASE AND SALE OF THE SHARES.

          1.01     Shares being Sold. Subject to the terms and conditions of this Agreement, the Sellers are selling, assigning, and delivering the Shares to the Purchaser at the closing provided for in Section 1.03 hereof (the "Closing"), free and clear of all liens, charges, or encumbrances of whatsoever nature.

          1.02     Consideration. Each of the Sellers acknowledges that Purchaser is purchasing the Shares for an aggregate consideration of US$175,000, which shall be delivered to Escrow Agent as set forth in Paragraph 1.04 below.

          1.03     Closing. Subject to the conditions precedent to closing as set forth in Article II hereof, the Closing of the transactions provided for in this Agreement is taking place on or before September 14, 2011.

          1.04     Escrow. The Purchaser will deliver to JMS Law Group, to the attention of Jeffrey M. Stein, as escrow agent (the "Escrow Agent"), US$175,000 for the purchase of the Shares, of which US$25,000 will be a deposit subject to the conditions of section 2.01. Concurrently therewith the Sellers will deliver to Escrow Agent duly endorsed stock certificates representing 3,000,000 "restricted" shares of common stock (the "Shares"). Upon receipt of the aforementioned from both parties and the conditions precedent to closing being satisfied, Escrow Agent will deliver the Shares to Purchaser and Escrow Agent will deliver the US$175,000, less any agreed Escrow Agent fees, to Sellers at the Closing. In the event either party fails to deposit their respective money and Shares by August 26, 2011, this Agreement will terminate.

II. CONDITIONS PRECEDENT TO CLOSING

          All of the rights, duties and obligations of each of the parties hereto under this Agreement are subject to the following conditions precedent for the exclusive benefit of the Purchaser:

          2.01     Due Diligence on the Company. The Purchaser shall complete due diligence on the Company to the Purchaser's satisfaction and that of its counsel, as to corporate status, compliance with applicable laws, assets, liabilities, contracts and financial condition and prospects of the Company within 25 days after entering into this agreement. Upon the Purchaser being satisfied with its due diligence, analysis and other customary examinations that it has performed regarding the Company, it shall notify the Sellers and Escrow Agent in writing and the parties shall proceed to the Closing of this Agreement. If the Purchaser is not satisfied with its due diligence, analysis and other customary examinations of the Company, then the Purchaser shall notify the Sellers and Escrow Agent in writing and the full purchase price of US$175,000, which includes the deposit, shall be refunded back to the Purchaser by the Escrow Agent. However, if the Purchaser does not notify the Sellers and Escrow Agent that the Purchaser is not satisfied with its due diligence, analysis and other customary examinations of the Company by the 25th day after the full execution of this agreement, then the deposit of US$25,000 is non-refundable and shall be delivered by the Escrow Agent to the Sellers and the remaining purchase price of US$150,000 shall be delivered by the Escrow Agent back to the Purchaser.

          2.02     Access and Delivery of Documents. The Sellers will provide the Purchaser and its respective representatives, agents and advisers with copies of, all books, records, files and documents in the Sellers' and the Company's possession as may be reasonably requested by the Purchaser in order that the Purchaser may satisfy itself as to all matters relating to the corporate status, compliance with applicable laws, assets, liabilities, contracts and financial condition and prospects of the Company.

III. REPRESENTATIONS AND WARRANTIES BY THE SELLERS.

          The Sellers hereby jointly and severally represent and warrant to the Purchaser that to the best of the Sellers' knowledge, with the intent that the Purchaser will rely on these representations and warranties in entering into this Agreement, and in concluding the purchase and sale contemplated by this Agreement, that:

          3.01     Organization, Capitalization, etc.

          (a) The Company is a corporation duly organized, validly existing, and in good standing under the laws of the state of Delaware, and is qualified in no other state.

          (b) The authorized capital stock of the Company consists of

200,000,000 shares of common stock with a par value of $0.0001 per share. As of the date of this Agreement, 5,500,000 common shares are validly issued and outstanding, fully paid and non-assessable. There are no outstanding options or other agreements of any nature whatsoever relating to the issuance by the Company of any shares of its capital stock.

          (c) The Company has the corporate power and authority to carry on its business as presently conducted.

          3.02     No Violation. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will constitute a violation or default under any term or provision of the Articles of Incorporation or Bylaws of the Company, or of any contract, commitment, indenture, other agreement or restriction of any kind or character to which the Company or the Sellers are a party or by which the Company or the Sellers are bound.

          3.03     Authority. The Sellers have the power and authority to execute and deliver this Agreement, to perform their obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Sellers and constitutes a valid and binding instrument, enforceable in accordance with its terms.

          3.04     Title to the Shares. Each Seller is the sole legal and beneficial owner of their respective portion of the Shares in the Company and each Seller has good and marketable title thereto. All of the Shares owned by the Sellers are owned free and clear of any liens, claims, options, charges, or encumbrances of whatsoever nature. The Sellers have the unqualified right to sell, assign, and deliver the Shares, and, upon consummation of the transactions contemplated by this Agreement, the Purchaser will acquire good and valid title to the Shares, free and clear of all liens, claims, options, charges, and encumbrances of whatsoever nature. The Purchaser acknowledges that the Shares being acquired from the Sellers are restricted securities so that such Shares will have trading restrictions.

          3.05     Control Shares. The Certificates representing the Shares delivered pursuant to this Agreement are owned by affiliates of the Company and accordingly are restricted securities as that term is defined in Rule 144 of the Securities Act of 1933 (the "Act"). As such, upon transfer of the Shares to the Purchaser, the Purchaser will begin a new holding period as set forth in Rule 144 and the Shares may not be resold without registration or pursuant to an exemption from registration for the holding period set forth in Rule 144. Accordingly, certificates issued to the Purchaser will contain an appropriate restrictive legend.

          3.06     Undisclosed Liabilities. Except to the extent reflected in the balance sheet of the Company, the Company, as of that date, had no liabilities or obligations of any nature, whether absolute, accrued, contingent, or otherwise and whether due or to become due. Further, the Sellers do not know or have no reasonable ground to know of any basis for the assertion against the Company of any liability or obligation as of June 30, 2011, of any nature or in any amount not fully reflected or reserved against in the financial statements.

          3.07     No Liabilities at Closing. The Company will not have any outstanding liabilities at Closing and the Sellers agree to satisfy all outstanding liabilities of the Company prior to Closing.

          3.08     Tax Returns. The Company has duly filed all tax reports and returns required to be filed by it and has fully paid all taxes and other charges claimed to be due from it by federal, state, or local taxing authorities (including without limitation those due in respect of its properties, income, franchises, licenses, sales, and payrolls); there are no liens upon any of the Company's property or assets; there are not now any pending questions relating to, or claims asserted for, taxes or assessments asserted against the Company.

          3.09     Title to Properties; Encumbrances. The Company has good and marketable title to all of its properties and assets, real and personal, tangible and intangible.

          3.10     No Claims; Indemnity. There are currently no claims or lawsuits threatened or pending against the Company or the Sellers as the owners of their shares, and the Sellers are unaware of any conditions or circumstances that would lead to or justify the filing of any claim or lawsuit. If, after the consummation of this transaction and the transfer of the Shares from the Sellers to the Purchaser any claim or lawsuit shall be filed against the Company or the Purchaser (as the owner of the Shares), arising out of any circumstances whatsoever prior to transfer of the shares, the Sellers shall defend, indemnify and hold the Purchaser harmless from and against any and all such claims or lawsuits or any awards or judgments granted thereunder.

IV. REPRESENTATIONS AND WARRANTIES BY THE PURCHASER.

          The Purchaser hereby represents and warrants to the Sellers that to the best of the Purchaser's knowledge, with the intent that the Sellers will rely on these representations and warranties in entering into this Agreement, and in concluding the purchase and sale contemplated by this Agreement, that:

          4.01     Representations Regarding the Acquisition of the Shares.

          (a) The undersigned Purchaser understands that the SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR ANY STATE OR FOREIGN SECURITIES AGENCIES;

          (b) The Purchaser is not an underwriter and is acquiring the Sellers' Shares solely for investment for the account of the Purchaser and not with a view to, or for, resale in connection with any distribution within the meaning of the federal securities act, the state securities acts or any other applicable laws;

          (c) The Purchaser understands the speculative nature and risks of investments associated with the Company and confirms that the Shares are suitable and consistent with his investment program and that his financial position enables him to bear the risks of this investment;

          4.02     Authority. The Purchaser has the power and authority to execute and deliver this Agreement, to perform his obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Purchaser and constitutes a valid and binding instrument, enforceable in accordance with its terms.

          4.03     No Violation. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will constitute a violation or default under any term or provision of any contract, commitment, indenture, other agreement or restriction of any kind or character to which the Purchaser is a party or by which the Purchaser is bound.

          4.04     Rule 144 Restriction. The Purchaser hereby agrees that such shares are restricted pursuant to Rule 144 and therefore subject to Rule 144 resale requirements.

V. SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION.

          5.01     Survival of Representations. All representations, warranties, and agreements made by any party in this Agreement or pursuant hereto shall survive the execution and delivery hereof for a period of one (1) year from and after the Closing.

          5.02     Indemnification. The Sellers agree to indemnify the Purchaser and hold him harmless from and in respect of any assessment, loss, damage, liability, cost, and expense (including, without limitation, interest, penalties, and reasonable attorneys' fees) in excess of $5,000.00 in the aggregate, imposed upon or incurred by the Purchaser resulting from a breach of any agreement, representation, or warranty of the Sellers. Assertion by a party to their right to indemnification under this Section 5.02 shall not preclude the assertion by the parties of any other rights or the seeking of any other remedies against the opposing party.

VI. ADDITIONAL COVENANTS

          6.01     Board of Directors. The Sellers will cause the Company to adopt resolutions appointing the Purchaser to the Board of Directors of the Company and the Sellers will resign as directors of the Company at Closing, which appointment and resignation will be effective on Closing or, if applicable, ten days after the filing of a Schedule 14f-1 in connection with the Closing of this Agreement. If required, the Sellers will cause the Company to prepare and file a Schedule 14f-1 information statement with the SEC as required under the Exchange Act in connection with the change of directors arising in connection with the Closing of this Agreement.

          6.02     Officers. The Sellers will cause the Company to adopt resolutions accepting the resignation of the Sellers from all officer positions and appointing the Purchaser as President, CEO, CFO, Secretary and Treasurer of the Company, which resignation and appointment will be effective on Closing.

VII. MISCELLANEOUS.

          7.01     Expenses. All fees and expenses incurred by the Purchaser and the Sellers in connection with the transactions contemplated by this Agreement shall be borne by the respective parties hereto.

          7.02     Further Assurances. From time to time, at the Purchaser's request and without further consideration, the Sellers, at their expense, will execute and transfer such documents and will take such action as the Purchaser may reasonably request in order to effectively consummate the transactions herein contemplated.

          7.03     Entire Agreement. This Agreement contains all of the terms agreed upon by the parties with respect to the subject matter hereof. This Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof. This Agreement may be amended only by a written instrument duly executed by the parties hereto or their respective successors or assigns.

          7.04     No Assignments. Neither party may assign nor delegate any of its rights or obligations hereunder without first obtaining the written consent of the other party.

          7.05     Headings. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretations of this Agreement.

          7.06     Severability. In the event that any term, covenant, condition or other provision contained herein is held to be invalid, void or otherwise unenforceable by any court of competent jurisdiction, the invalidity of any such term, covenant, condition, provision or Agreement shall in no way affect any other term, covenant, condition or provision or Agreement contained herein, which shall remain in full force and effect.

          7.07     Governing Law. This Agreement will be governed exclusively by and construed and enforced in accordance with the laws and Courts prevailing in the State of Delaware, without regard to its conflict-of-laws rules.

          7.08     Notices. All notices, requests, demands, and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered or mailed (registered or certified mail, postage prepaid, return receipt requested) as follows:

If to the Sellers:	Jacky Shenker 41 Chone Hamaagal Street Elad, 40800, Israel Rachel Feldstein Pinhas Kahati 14 Jerusalem, Israel
If to the Purchaser:	Xu Fei No. 6 Houjiayu Wangzuoxiang, Beijing, China

         7.09     Effect. In the event any portion of this Agreement is deemed to be null and void under any state, provincial, or federal law, all other portions and provisions not deemed void or voidable shall be given full force and effect.

          7.10     Gender and Number. Words importing a particular gender mean and include the other gender and words importing a singular number mean and include the plural number and vice versa, unless the context clearly indicated to the contrary.

          7.11     Counterparts. This Agreement may be executed simultaneously in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile and or pdf email attachment signatures are acceptable and deemed original signatures.

          IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the Seller and the Purchaser, on the date first above written.

SELLER:

/s/ Jacky Shenker
JACKY SHENKER

SELLER:

/s/ Rachel Feldstein
RACHEL FELDSTEIN

PURCHASER:

/s/ Xu Fei
XU FEI